October 12, 2016
BNY MELLON FUNDS TRUST
- BNY Mellon Government Money Market Fund
- BNY Mellon National Municipal Money Market Fund

Supplement to the Class M and Investor Shares Prospectus (the "Combined Prospectus")
and the Investor Shares Prospectus (the "Investor Shares Prospectus")
 each dated December 31, 2015

The changes described below will take effect on October 14, 2016
The following will replace the first paragraph in the section entitled "Fund Summary—BNY Mellon Government Money Market Fund—Principal Risks" in each Prospectus:
An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.  The fund currently is not permitted to impose a fee upon the sale of shares (a "liquidity fee") or temporarily suspend redemptions (a redemption "gate") under distressed conditions as some other types of money market funds are, and the fund's board has no intention to impose a liquidity fee or redemption gate.  Neither the investment adviser nor its affiliates have a legal obligation to provide financial support to the funds, and you should not expect that the investment adviser or its affiliates will provide financial support to the funds at any time. The following are the principal risks that could reduce the fund's income level and/or share price:
The following will replace the first paragraph in the section entitled "Fund Summary—BNY Mellon National Municipal Money Market Fund—Principal Risks" in each Prospectus:
An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.  The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.  The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of market conditions or other factors.  Neither the investment adviser nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that the investment adviser or its affiliates will provide financial support to the fund at any time.  The following are the principal risks that could reduce the fund's income level and/or share price:
BNY Mellon National Municipal Money Market Fund will no longer be subject to "Regulatory risk" as a principal risk described in the sections entitled "Fund Summary—BNY Mellon National Municipal Money Market Fund—Principal Risks" in each Prospectus and "Fund Details—Principal and Additional Risks" in the Combined Prospectus and "Fund Details—Investment Risks" in the Investor Shares Prospectus.
The following will supplement the information in the section entitled "Fund Summary—BNY Mellon National Municipal Money Market Fund—Principal Risks" in each Prospectus:
•
Liquidity fee and/or redemption gate risk.  The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of unusual market conditions, an unusually high volume of redemption requests, redemptions by a few large investors, or other reasons.  If a liquidity fee is imposed by the fund, it would reduce the amount you will receive upon the redemption of your shares.  A "gate" will suspend your ability to redeem your shares while the gate is imposed and may prevent the fund from being able to pay redemption proceeds within the allowable time period stated in this prospectus.

The following will supplement the information in the section entitled "Fund Summary—BNY Mellon National Municipal Money Market Fund—Purchase and Sale of Fund Shares" in each Prospectus:

Investments in the fund are limited to accounts beneficially owned by natural persons.
The following will supplement and supersede and replace any contrary information in the first paragraph of the section entitled "Fund Details—Principal and Additional Risks" in the Combined Prospectus and "Fund Details—Investment Risks" in the Investor Shares Prospectus:
Neither the investment adviser nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that the investment adviser or its affiliates will provide financial support to the fund at any time.
Although each fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.
BNY Mellon National Municipal Money Market Fund may impose a fee upon the sale of shares or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of market conditions or other factors.  BNY Mellon Government Money Market Fund is not permitted to impose liquidity fees or redemption gates, and the fund's board has no intention to impose a liquidity fee or redemption gate.
The following will supplement the information applicable to BNY Mellon National Municipal Money Market Fund in the section entitled "Fund Details—Principal and Additional Risks" in the prospectus:
•
Liquidity fee and/or redemption gate risk.  The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of unusual market conditions, an unusually high volume of redemption requests, redemptions by a few large investors, or other reasons.  If a liquidity fee is imposed by the fund, it would reduce the amount you will receive upon the redemption of your shares.  A "gate" will suspend your ability to redeem your shares while the gate is imposed and may prevent the fund from being able to pay redemption proceeds within the allowable time period stated in this prospectus.  If the fund receives a liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time.  When a fee or a gate is in place, the fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.

The following will supplement and supersede and replace any contrary information in the section entitled "Shareholder Guide—Buying, Selling and Exchanging Shares" in each Prospectus:

As a "retail" money market fund, investments in BNY Mellon National Municipal Money Market Fund are limited to accounts beneficially owned by natural persons (i.e., human beings).  As a "retail" money market fund, BNY Mellon National Municipal Money Market Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons.  Natural persons may invest in the fund directly, jointly with other natural persons or through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others:  participant-directed defined contribution plans; IRAs; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment authority held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day to day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).  If a shareholder account is identified as potentially not being beneficially owned by a natural person, and it cannot be established that the shareholder can be re-categorized, the shareholder will be contacted and requested to redeem its fund shares.  If the shareholder is not responsive and/or does not redeem the shares as requested (typically within five business days of the request), the shares will be redeemed at the initiation of the fund.  The fund and its agents will not be responsible for any loss in an investor's account or tax liability resulting from an involuntary redemption.

Financial intermediaries are required, to the extent that they hold investments in BNY Mellon National Municipal Money Market Fund, to ensure compliance of such investments with the terms and conditions for investor eligibility as set forth above.  Such financial intermediaries will be expected to have policies and procedures that are reasonably designed to limit all beneficial owners of the fund on behalf of whom they place purchase orders to natural persons.  The fund may involuntarily redeem shares held through intermediaries that do not assist the fund so that the fund may conclude that such shares are beneficially owned by natural persons. Financial intermediaries must promptly report to the fund the identification of any beneficial owner of shares of the fund that is not a natural person of which they are aware and promptly take steps to redeem any such shares of the fund.

Orders in proper form received by 12:00 noon will become effective at the price determined at 12:00 noon on that day.  An order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives "federal funds" or other immediately available funds promptly thereafter.  Unless other arrangements have been made in advance, a fund generally expects to receive the funds within two hours after the order is received by the fund or a financial intermediary that serves as agent for the fund or by the close of the Federal Reserve wire transfer system (normally 6:00 p.m.), whichever is earlier.  If payment is not received within the appropriate time period, the fund reserves the right to cancel the purchase order at its discretion, and the investor would be liable for any resulting losses or expenses incurred by the fund or the fund's transfer agent.  Orders received in proper form and accepted by 12:00 noon will receive the dividend declared on that day.  Investors whose orders are received in proper form and accepted after 12:00 noon will be priced, and will begin to accrue dividends, on the following business day.

Certain financial intermediaries serve as agents for the fund and accept orders on behalf of the fund.  If a financial intermediary serves as agent of the fund, the order is priced at the fund's NAV next calculated after the order is accepted by the intermediary.  Orders submitted through a financial intermediary that does not serve as an agent for the fund are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

All times are Eastern time.

You may sell (redeem) shares at any time.  Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund or a financial intermediary that serves as agent for the fund.  Any certificates representing fund shares being sold must be returned with your redemption request.  Your order will be processed promptly and you will generally receive the proceeds of a redemption within seven days.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by a fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders.  For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Additionally, BNY Mellon National Municipal Money Market Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums.  See "Potential Restrictions on Fund Redemptions—Fees and Gates" below for more information.
Potential Restrictions on Fund Redemptions—Fees and Gates
Applicable to BNY Mellon National Municipal Money Market Fund only:
If the fund's weekly liquid assets fall below 30% of its total assets, the fund's board, if it determines it is in the best interests of the fund, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates beginning as early as the same day. In addition, if the fund's weekly liquid assets fall below 10% of its total assets at the end of any business day, the fund must impose a 1% liquidity fee on shareholder redemptions, beginning on the next business day, unless the fund's board, including a majority of the board members who are not "interested persons" of the fund, determines that a lower or higher fee (not to exceed 2%), or no fee, is in the best interests of the fund. "Weekly liquid assets" include cash, government securities and securities readily convertible into cash within five business days.  It is anticipated that the need to impose liquidity fees and redemption gates would occur very rarely, if at all, during times of extraordinary market stress.
Shareholders and financial intermediaries generally will be notified before a liquidity fee is imposed on the fund (although the fund's board, in its discretion, may elect otherwise).  A liquidity fee would be imposed on all redemption requests (including redemptions by exchange into another fund) processed at the first NAV calculation following the announcement that the fund would impose a liquidity fee, which may be the same day.  Liquidity fees generally would operate to reduce the amount an investor receives upon redemption of fund shares, including upon an exchange of fund shares for shares of another fund, although under certain arrangements through which an intermediary remits the liquidity fee to the fund and charges an investor directly the fund will pay gross redemption proceeds to the intermediary.  Liquidity fee proceeds would generally be retained by the fund and may be used to assist the fund to restore its $1.00 share price.  If the fund receives a liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time.
Shareholders and financial intermediaries will not be notified prior to the imposition of a redemption gate; however, financial intermediaries may be notified after the last NAV is calculated on the day the fund's board has made a decision to impose a redemption gate. Redemption requests (including redemptions by exchange into another fund) submitted while a redemption gate is imposed will be cancelled without further notice. If shareholders still wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new redemption request at that time.
When a fee or a gate is in place, the fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.
The fund's board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the fund. In addition, a liquidity fee or redemption gate will automatically terminate at the beginning of the next business day once the fund's weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period.
The imposition and termination of a liquidity fee or redemption gate would be announced on the fund's website (www.dreyfus.com). In addition, the fund will communicate such action through a disclosure supplement to this prospectus and may further communicate such action by other means.
The fund's board also may determine to permanently suspend redemptions and liquidate the fund if the fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets and the fund's board determines that it would not be in the best interests of the fund to continue operating.  In the event that the board approves liquidation of the fund, Dreyfus will commence the orderly liquidation of the fund's portfolio securities, following which the fund's net assets will be distributed to shareholders pursuant to a plan of liquidation adopted by the board.

The following will supplement the information in the section entitled "Shareholder Guide—Distribution and Taxes" in each Prospectus:
Applicable to BNY Mellon National Municipal Money Market Fund only:
Because liquidity fees may be imposed on redemptions of BNY Mellon National Municipal Money Market Fund, including taxable exchanges into other funds, you may realize a gain or loss for tax purposes upon the redemption or exchange of fund shares.  Generally, a shareholder of a money market fund, such as the funds, rather than realizing gain or loss upon each redemption or exchange of fund shares, may use a simplified method of accounting to annually recognize gain or loss (generally treated as short-term capital gain or loss) with respect to its shares in the fund, based on the changes in the aggregate value of the shareholder's shares in the fund during the computation period or periods (selected by the shareholder) comprising the shareholder's taxable year.  Under prescribed rules, the change in value in the shareholder's fund shares for each computation period is adjusted appropriately to reflect any acquisitions and redemptions of fund shares by the shareholder during that computation period.
If a liquidity fee is imposed by the fund, it generally would reduce the amount you will receive upon the redemption of your shares, and would generally decrease the amount of any capital gain or increase the amount of any capital loss you will recognize with respect to such redemption.  There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the fund, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If the fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.